UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐  Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under § 240.14a-12

FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule of Registration Statement No.:

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(4)	Date Filed:

c/o WCST Proxy Services

721 N. Vulcan Ave. Ste. 106

Encinitas, CA 92024-2191

Time Sensitive information enclosed

FOCUS UNIVERSAL INC.	CONTROL NUMBER:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2026

This communication represents a notice to access the proxy materials in connection our Annual Stockholder Meeting and presents only an overview of the more complete proxy materials which contain important information and are available on the internet. Follow the instructions below to view the proxy materials or request a printed copy.

This is not a proxy card. You cannot return this notice to vote your shares. Voting instructions are also provided below. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Meeting Type:	Annual Meeting of Stockholders
Meeting Date and Time:	June 19, 2026 at 2:00 p.m. Pacific Daylight Time
Meeting Location:	901 Corporate Center Drive, Suite 404, Monterey Park, CA 91754
For Holders as of:	April 21, 2026

The purposes of this meeting are as follows:

1.       To elect five (5) members to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders;

2.       To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.       To approve the issuance of up to $250,000,000 of securities in one or more non-public offerings on the terms and conditions described in the Proxy Statement;

4.       To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.       To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

---BEFORE YOU VOTE---
HOW TO VIEW OR REQUEST PAPER OR EMAIL COPIES OF THE PROXY MATERIALS

PHONE: Call 1-619-664-4780	EMAIL: proxy@wcsti.com Include your Control Number in your email.	VIEW ONLINE VIA THE INTERNET AT: https://www.westcoaststocktransfer.com/fcuv-proxy/ OR SCAN THE QR CODE TO THE RIGHT WITH YOUR PHONE

If you prefer to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make your request, as instructed above, before June 5, 2026.

---HOW TO VOTE---
Vote By Internet	To vote by internet, go to https://www.westcoaststocktransfer.com/fcuv-proxy/ or scan the QR code above with your mobile device, and the click “Vote Your Proxy” to cast your vote before 11:59 p.m. Eastern Time on June 18, 2026, using the Control Number shown at the upper-right corner of this notice.

Vote By Mail	You may vote by mail after requesting a paper copy of the meeting materials, which will include a proxy card. The completed proxy card must be received prior to the meeting date.

Vote By Phone	By telephone by calling 1-619-664-4780 in the United States, Puerto Rico or Canada.
***Exercise Your Right to Vote***
Our Board of Directors unanimously approved and recommends that you vote “FOR” ALL of the Proposals ABOVE.
Please note - This is not a Proxy Card - you cannot vote by returning this card